Filed pursuant to Rule 497(e)

File Nos. 033-19228 and 811-05443

CALAMOS® INVESTMENT TRUST

Supplement dated July 22, 2016 to the CALAMOS® FAMILY OF FUNDS Summary Prospectuses for Class A and C and Class I and R of Calamos Mid Cap Growth Fund both dated February 29, 2016, as supplemented on July 1, 2016, the Summary Prospectuses for Class A, B and C and Class I and R of Calamos Discovery Growth Fund, both dated February 29, 2016, as supplemented on July 1, 2016, Prospectuses for Class A, B and C and Class I and R, both dated February 29, 2016, as supplemented on March 14, 2016, June 10, 2016 and July 1, 2016, and the Statement of Additional Information dated February 29, 2016, as supplemented on March 14, 2016, June 10, 2016 and July 1, 2016.

The purpose of this supplement (the “Supplement”) is to clarify that the supplement dated July 1, 2016 regarding the liquidations of Calamos Mid Cap Growth Fund and Calamos Discovery Growth Fund applies to the Summary Prospectuses for Class A and C shares and Class I and R shares of Calamos Mid Cap Growth Fund each dated February 29, 2016 and the Summary Prospectuses for Class A, B and C shares and Class I and R shares of Calamos Discovery Growth Fund each dated February 29, 2016, each as supplemented on July 1, 2016 and as of the date hereof. Notwithstanding the aforementioned clarification, this Supplement does not amend or revise the disclosures regarding the liquidations of Calamos Mid Cap Growth Fund and Calamos Discovery Growth Fund otherwise contained in the supplement dated July 1, 2016.

MFSPT5 07/16